EXHIBIT 10.4

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIFTH AMENDMENT TO MASTER LEASE AGREEMENT

THIS FIFTH AMENDMENT TO MASTER LEASE AGREEMENT (this “Amendment”) dated this 3rd day of June, 2010, is made and entered into by and between is made and entered into by and between WAL-MART STORES EAST, LP, a Delaware limited partnership, WAL-MART STORES INC., a Delaware corporation, WAL-MART LOUISIANA, LLC, a Delaware limited liability company, and WAL-MART STORES TEXAS, LLC, a Texas limited partnership (collectively “Landlord”) and CPI CORP., a Delaware corporation (“Tenant”).

RECITALS

WHEREAS, WHEREAS, Landlord and Portrait Corporation of America, Inc. (“PCA”) entered into that certain Master Lease Agreement (“the Master Lease”) effective June 8, 2007;

WHEREAS, PCA assigned its right and obligations under the Master Lease to Tenant pursuant to that certain First Amendment to Master Lease Agreement dated June 20, 2007;

WHEREAS, Landlord and Tenant entered into a Second Amendment to Master Lease Agreement dated August 20, 2007 wherein Paragraph 8.a.(2) of Appendix 1 replaced the date February 1, 2007 with June 8, 2007;

WHEREAS, Landlord and Tenant entered into a Third Amendment to Master Lease Agreement dated April 15, 2008, wherein Section 1.1.H, Section 1.1.K of the Master Lease Agreement and Section 8(e)(1), *(e)(4) of Appendix 1 as well as Section 3 of the Appendix 1 were modified;

WHEREAS, Landlord and Tenant entered into a Fourth Amendment to Master Lease Agreement dated October 30, 2009 wherein Paragraph 8.i of Appendix 1 of the Master Lease Agreement was modified to reflect [***]; and

WHEREAS, Landlord and Tenant now desire to modify the Master Lease Agreement in accordance with the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises and promises contained herein, and other good and valuable consideration, the receipt and sufficiency and validity of which are hereby acknowledged, Landlord and Tenant agree as follows:

AGREEMENT

1. Accuracy of Recitals.  The foregoing recitals are true and correct and are hereby incorporated into this Amendment as set forth herein.

2. Definitions.  Capitalized terms used in this Amendment without definition shall have the meaning assigned to such terms in the Master Relationship Agreement as amended, unless the context expressly requires otherwise.

3. Amendment.  The Master Lease Agreement is amended as follows:

a.	Subsection 8.a.(4) of Appendix-1 is hereby deleted and replaced by the following:

For each Licensed Premises from which Landlord received Tenant Base Rent for the period of July 1, 2008 through June 30, 2009 at a rate of [***], Landlord and Tenant mutually agree to extend the Term for two (2) years.

4. Headings.  The section headings are for convenience of reference only and do not modify or restrict any provisions hereof and shall not be used to construe any provisions.

5. Successors.  This Amendment shall inure to the benefit of and bind the parties hereto and their respective executors, heirs, administrators, successors and assigns to the extent permitted by the Master Lease Agreement.

6. Full Force and Effect.  Except as expressly modified by this Amendment, the Master Lease Agreement, as amended  by the First, Second, Third and Fourth Amendments, and Appendix 1 remain in full force and effect and is ratified by the parties hereto.

7. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument.  Facsimile signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

Landlord:

WAL-MART STORES EAST, LP

By:	/s/Don R. Etheredge
Name: Don R. Etheredge
Title: Senior Director

WAL-MART STORES, INC.

By:	/s/Don R. Etheredge
Name: Don R. Etheredge
Title: Senior Director

WAL-MART STORES TEXAS, LLC

By:	/s/Don R. Etheredge
Name: Don R. Etheredge
Title: Senior Director

WAL-MART LOUISIANA, LLC

By:	/s/Don R. Etheredge
Name: Don R. Etheredge
Title: Senior Director

Tenant:

CPI Corp.

By:	/s/Renato Cataldo
Name: Renato Cataldo
Title: CEO